SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): December 4, 1998




                          HOSPITALITY PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




   Maryland                       1-11527                        04-3262075
(State or other               (Commission file                 (IRS employer
jurisdiction of                   number)                   identification no.)
incorporation)


400 Centre Street, Newton, Massachusetts                       02458
(Address of principal executive offices)                    (Zip code)


Registrant's telephone number, including area code:  617-964-8389

                            CERTAIN IMPORTANT FACTORS

     This Current Report contains statements which constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements appear in a number of places in this Current Report and include statements regarding the intent, belief or expectations of Hospitality Properties Trust (the "Company"), its Trustees or its officers with respect to the declaration or payment of dividends, the consummation of additional acquisitions, policies and plans of the Company regarding investments, dispositions, financings, conflicts of interest or other matters, the Company's qualification and continued qualification as a real estate investment trust or trends affecting the Company's or any hotel's financial condition or results of operations. Readers are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contained in the forward looking statements as a result of various factors. Such factors include, without limitation, changes in financing terms, the Company's ability or inability to complete acquisitions and financing transactions, results of operations of the Company's hotels and general changes in economic conditions not presently contemplated. The information contained in the Company's Form 8-K dated February 11, 1998, including the information under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations", and in the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1997, including under the captions "Items 1. and 2. Business and Properties", identifies other important factors that could cause such differences.

     THE AMENDED AND RESTATED DECLARATION OF TRUST OF THE COMPANY, DATED AUGUST 21, 1995 A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED IN THE OFFICE OF THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HOSPITALITY PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE TRUST. ALL PERSONS DEALING WITH THE TRUST, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(b)      Pro Forma Financial Information.

         Index to Unaudited Consolidated Pro Forma Financial Statements and Other Data (see index on page F-1).


(c)      Exhibits.

         12       Computation of Pro Forma Ratio of Earnings to Fixed Charges

         23       Consent of Arthur Andersen LLP.

                          HOSPITALITY PROPERTIES TRUST

  Index to Unaudited Pro Forma Consolidated Financial Statements and Other Data



1.    Introduction to Unaudited Pro Forma Consolidated Financial
      Statements and Other Data............................................F-2
2.    Unaudited Pro Forma Consolidated Balance Sheet and Other Data
      as of September 30, 1998 ............................................F-3
3.    Unaudited Pro Forma Consolidated Statement of Income and Other Data
      for the Nine Months Ended September 30, 1998.........................F-4
4.    Unaudited Pro Forma Consolidated Statement of Income and Other Data
      for the Year Ended December 31, 1997.................................F-5
5.    Notes to Unaudited Pro Forma Consolidated Financial Statements
      and Other Data.......................................................F-6

                          HOSPITALITY PROPERTIES TRUST

      Introduction to Unaudited Pro Forma Consolidated Financial Statements
                                 and Other Data


     The following unaudited pro forma consolidated balance sheet at September 30, 1998 is intended to present the consolidated financial position of the Company as if the transactions described in the notes hereto (the "Transactions") were consummated at September 30, 1998. The following unaudited pro forma consolidated statements of income are intended to present the consolidated results of operations of the Company as if the Transactions were consummated as of the beginning of the fiscal year presented. These unaudited pro forma consolidated financial statements should be read in conjunction with, and are qualified in their entirety by reference to, the separate consolidated financial statements of the Company for the year ended December 31, 1997 and of certain hotel properties the Company has acquired for the year ended January 2, 1998, incorporated herein by reference to the Company's Current Reports on Form 8-K dated February 11, 1998 and April 15, 1998 and to the Company's Annual Report on Form 10-K for its year ended December 31, 1997; and the Company's unaudited consolidated financial statements for the quarter ended September 30, 1998, incorporated herein by reference to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998. These unaudited adjusted pro forma consolidated financial statements are not necessarily indicative of what the actual consolidated financial position or results of operations of the Company would have been as of the date or for the period indicated, nor do they purport to represent the expected consolidated financial position or results of operations of the Company for any future period. Differences may result from, among other considerations, future changes in the Company's portfolio of investments, changes in interest rates, changes in the capital structure of the Company, delays in the acquisition of certain properties or any determination not to complete the acquisition of any hotel properties and changes in operating expenses.

         The following unaudited pro forma consolidated balance sheet and unaudited pro forma consolidated statements of income were prepared pursuant to the Securities and Exchange Commission's rules for the presentation of pro forma data. The pro forma and adjusted pro forma other data give effect to the consummation by the Company of the Transactions. Certain properties expected to be acquired by the Company are currently under construction or development by the sellers. Other properties were under construction during the periods presented when they were owned or under development by the sellers. The accompanying pro forma information does not give further effect to the completion of construction or the related lease commencement for any period prior thereto. Construction projects not completed by September 30, 1998 are likewise not reflected in the pro forma balance sheet. Rather, the effect of completion of construction of these properties is presented separately from the pro forma information as described in the accompanying notes. The Company believes that a display of such adjusted pro forma data is meaningful and relevant to the understanding of the Transactions and, accordingly has presented such data in the final two columns, labeled "Other Data," on the accompanying pages.

                          HOSPITALITY PROPERTIES TRUST

          Unaudited Pro Forma Consolidated Balance Sheet and Other Data

                            As of September 30, 1998

                             (amounts in thousands)



                                                                                Pro Forma                    Other Data
                                                                     ---------------------------    ---------------------------
                                                                      Pro Forma                       Other         Adjusted Pro
                                                  Historical (A)     Adjustments      Pro Forma     Adjustments        Forma
                                                  ------------       -----------     ----------     -----------     -----------
          Assets

Real estate properties                            $1,744,675          $  8,543 (B)   $1,753,218     $ 63,198(I)    $1,816,416
Accumulated depreciation                             (97,784)               --          (97,784)          --          (97,784)
                                                  ----------          --------       ----------     --------       ----------
                                                   1,646,891             8,543        1,655,434       63,198        1,718,632
Cash and cash equivalents                              1,421            39,807 (C)       41,228      (40,910)(J)          318
Restricted cash (FF&E Reserve)                        16,588                --           16,588           --           16,588
Other assets, net                                      8,029             4,823 (D)       12,852           --           12,852
                                                  ----------          --------       ----------     --------       ----------
                                                  $1,672,929          $ 53,173       $1,726,102     $ 22,288       $1,748,390
                                                  ==========          ========       ==========     ========       ==========

Liabilities and Shareholders' Equity

Senior notes due 2005 and 2008, net of discount   $  149,746          $115,000 (E)   $  264,746     $     --       $  264,746
__% Monthly income senior notes due 2009                  -             50,000 (F)       50,000           --           50,000
Revolving debt                                       182,000          (182,000)(G)           --       16,000(K)        16,000
Security and other deposits                          191,250               850 (B)      192,100        6,288(L)       198,388
Other liabilities                                     10,183                --           10,183           --           10,183

Shareholder's equity:
  Common shares of beneficial interest                   428                28 (H)          456           --              456
  Additional paid-in capital                       1,161,567            69,295 (H)    1,230,862           --        1,230,862
  Cumulative net income                              179,883                --          179,883           --          179,883
  Dividends                                         (202,128)               --         (202,128)          --         (202,128)
                                                  ----------          --------       ----------     --------       ----------
       Total shareholders' equity                  1,139,750            69,323        1,209,073           --        1,209,073
                                                  ----------          --------       ----------     --------       ----------
                                                  $1,672,929          $ 53,173       $1,726,102     $ 22,288       $1,748,390
                                                  ==========          ========       ==========     ========       ==========


See accompanying notes to unaudited pro forma consolidated financial statements and other data.

                          HOSPITALITY PROPERTIES TRUST

       Unaudited Pro Forma Consolidated Statement of Income and Other Data

                  For the Nine Months Ended September 30, 1998

           (amounts in thousands, except per share and ratio amounts)



                                                                            Pro Forma                    Other Data
                                                                 ---------------------------    ---------------------------
                                                                  Pro Forma                       Other         Adjusted Pro
                                              Historical (M)     Adjustments      Pro Forma     Adjustments        Forma
                                              ------------       -----------     ----------     -----------     -----------
Revenues:
     Rental income                               $113,702             $8,589(N)     $122,291        $9,647(S)     $131,938
     FF&E reserve income                           11,683                 --          11,683            --          11,683
     Interest income                                1,354                 --           1,354            --           1,354
                                                  -------             ------         -------        ------         -------
          Total revenues                          126,739              8,589         135,328         9,647         144,975
                                                  -------             ------         -------        ------         -------
Expenses:
     Depreciation and amortization of
       real estate assets                          39,617              2,787(O)       42,404         3,329(T)       45,733
     Interest                                      15,178              3,591(P)       18,769         1,519(U)       20,288
     General and administrative                     7,608                422(Q)        8,030           504(V)        8,534
                                                  -------             ------         -------        ------         -------
          Total expenses                           62,403              6,800          69,203         5,352          74,555
                                                  -------             ------         -------        ------         -------
Income before extraordinary item                  $64,336             $1,789         $66,125        $4,295         $70,420
                                                  =======             ======         =======        ======         =======
Weighted average shares outstanding                41,685              3,911(R)       45,596            --          45,596
                                                  =======             ======         =======        ======         =======
Income before extraordinary item per Share        $  1.54                            $  1.45                       $  1.54
                                                  =======                            =======                       =======
Earnings to Fixed Charges                             5.2x                               4.5x                          4.5x
                                                  =======                            =======                       =======




See accompanying notes to unaudited pro forma consolidated financial statements and other data.

                          HOSPITALITY PROPERTIES TRUST

       Unaudited Pro Forma Consolidated Statement of Income and Other Data

                      For the Year Ended December 31, 1997

           (amounts in thousands, except per share and ratio amounts)




                                                                            Pro Forma                    Other Data
                                                                           (unaudited)                   (unaudited)
                                                                 ---------------------------    ---------------------------
                                              Historical(M)       Pro Forma                       Other         Adjusted Pro
                                               (audited)         Adjustments      Pro Forma     Adjustments        Forma
                                              ------------       -----------     ----------     -----------     -----------
Revenues:
     Rental income                               $ 98,561          $40,460(N)     $139,021       $36,712(S)      $175,733
     FF&E reserve income                           14,643               --          14,643            --           14,643
     Interest income                                  928               --             928            --              928
                                                 --------          -------        --------       -------         --------
          Total revenues                          114,132           40,460         154,592        36,712          191,304
                                                 --------          -------        --------       -------         --------
Expenses:
     Depreciation and amortization of
       real estate assets                          31,949           13,541(O)       45,490        12,558(T)        58,048
     Interest                                      15,534            9,492(P)       25,026         2,038(U)        27,064
     Terminated acquisition cost                      713               --             713            --              713
     General and administrative                     6,783            2,049(Q)        8,832         1,901(V)        10,733
                                                 --------          -------        --------       -------         --------
          Total expenses                           54,979           25,082          80,061        16,497           96,558
                                                 --------          -------        --------       -------         --------
Net income                                        $59,153          $15,378        $ 74,531       $20,215          $94,746
                                                 ========          =======        ========       =======         ========
Weighted average shares outstanding                27,530           18,066(R)       45,596            --           45,596
                                                 ========          =======        ========       =======         ========
Net income per Share                             $   2.15                         $   1.63                       $   2.08
                                                 ========                         ========                       ========
Earnings to Fixed Charges                             4.8x                             4.0x                           4.5x
                                                 ========                         ========                       ========


See accompanying notes to unaudited pro forma consolidated financial statements and other data.

                          HOSPITALITY PROPERTIES TRUST

 Notes to Unaudited Pro Forma Consolidated Financial Statements and Other Data
                             (dollars in thousands)


                Pro Forma Consolidated Balance Sheet Adjustments

A. Represents the historical unaudited consolidated balance sheet of the Company at September 30, 1998.

B. Represents the purchase of one Candlewood(R) hotel in November 1998 open but not acquired as of September 30, 1998 for a cash price of $7,693 (including closing costs), net of purchase price withheld for security deposit of $850.

C.   Represents the net effect of the pro forma adjustments on cash.

D. Represents the recording of the deferred finance costs in connection with the issuance of $115 million of senior notes due 2005 and the issuance of $50 million of __% Monthly Income Senior Notes due 2009 (the "Proposed Offering").

E.   Represents issuance of senior notes due 2005 in November 1998.

F.   Represents issuance of the Proposed Offering.

G. Represents repayment of amounts borrowed under the credit facility after completion of the Proposed Offering, the transaction described in Note E above, the issuance of 2.75 million common shares of beneficial interest in November 1998 and the purchase of one Candlewood(R) hotel acquired in November 1998.

H. Represents issuance of 2.75 million common shares of beneficial interest in November 1998.


                                   Other Data
                     Consolidated Balance Sheet Adjustments

I. Represents the purchase of 7 hotels acquired or to be acquired, but not open as of September 30, 1998:

     Cash purchase prices:
     One Courtyard by Marriott(R) hotel                                $   8,806
     Six Candlewood(R) hotels                                             47,790
     Purchase price withheld as security deposits                          6,288
     Closing costs                                                           314
                                                                       ---------
     Total                                                             $  63,198
                                                                       =========

     Included in the above are certain hotel properties the Company has purchased or expects to purchase from sellers upon completion of construction, of which four have been purchased by the Company in November 1998 and December 1998 for an aggregate purchase price of $34,084.

J.   Represents the net effect of the other adjustments on cash.

K. Represents other net borrowings by the Company under its credit facility to complete the planned acquisition of hotels still under development as of September 30, 1998.

L. Represents security deposits held by the Company as a result of purchasing and leasing the following hotels:

     One Courtyard by Marriott(R) hotel                                $   978
     Six Candlewood(R) hotels                                            5,310
                                                                       -------
     Total                                                             $ 6,288
                                                                       =======

               Pro Forma Consolidated Income Statement Adjustments

M. Represents the historical income statement of the Company for the periods presented.

                             HOSPITALITY PROPERTIES TRUST

 Notes to Unaudited Pro Forma Consolidated Financial Statements and Other Data -
                                      continued
                                (dollars in thousands)


         Pro Forma Consolidated Income Statement Adjustments - continued

N. Represents the pro forma effect of leases entered and to be entered for hotels open during the periods presented. This pro forma effect is derived as follows:

                                                                     Nine Months        Year Ended
                                                                 Ended September 30,    December 31,
                                                                         1998              1997
                                                                 -------------------    ------------
     Pro forma Minimum Rent                                           $120,310           $136,493
     Pro forma Percentage Rent                                           1,981              2,528
     Amounts included in historical Minimum Rent                      (111,721)           (96,033)
     Amounts included in historical Percentage Rent                     (1,981)            (2,528)
                                                                      --------           --------
                                                                      $  8,589           $ 40,460
                                                                      ========           ========


     Certain of the hotels owned by the Company as of September 30, 1998 were under development and others are currently under development by the sellers of these properties. The Company is not contractually obligated to acquire these hotels until they are substantially completed. The foregoing pro forma income statement assumes the hotels, which were completed prior to September 30, 1998 were acquired as of their completion date.

O. Represents the impact of the pro forma transactions on depreciation expense for the entire periods presented.

P.   Represents the following adjustments to interest expense:

     o Elimination of interest on the $125 million CMBS Notes repaid upon the issuance of the 7% Senior Notes in February 1998 including amortization of deferred financing costs.

     o Elimination of interest on $182 million of the Company's $300 million credit facility repaid with the net proceeds of the senior notes due 2005 and of the __% Monthly Income Senior Notes due 2009 and proceeds from HPT's November 1998 equity offering.

     o Record interest, including amortization of deferred financing costs, on the senior notes due 2005.

     o Record interest, including amortization of deferred financing costs, of $3.3 million and $4.4 million, respectively, for the nine months ended September 30, 1998 and the year ended December 31, 1997, on the proposed $50 million offering of __% Monthly Income Senior Notes due 2009 at an assumed interest rate of 8.5%.

     o Record interest, including amortization of deferred financing costs, on borrowings under the Company's $300 million credit facility to complete the Transactions.

Q. Represents the estimated impact of the pro forma transactions on general and administrative expenses of the Company for the periods presented.

R. Represents the impact of additional common shares of beneficial interest issued in the periods presented including the 2.75 million shares issued in November 1998.

                                   Other Data
                    Consolidated Income Statement Adjustments

S. Represents the effect of leases entered and to be entered for the transactions described in Note I above, since the beginning of the periods presented. The effect of these leases is derived as follows:

                                                                      Nine Months          Year Ended
                                                                  Ended September 30,       December 31,
                                                                        1998                  1997
                                                                  ------------------       --------------
     Adjusted Pro forma Minimum Rent                                  $129,957             $ 173,205
     Adjusted Pro forma Percentage Rent                                  1,981                 2,528
     Amounts included in pro forma Minimum Rent                       (120,310)             (136,493)
     Amounts included in pro forma Percentage Rent                      (1,981)               (2,528)
                                                                      --------             ---------
                                                                      $  9,647             $  36,712
                                                                      ========             =========


T. Represents the impact of the transactions described in Note I above, on depreciation expense for the entire periods presented.

                             HOSPITALITY PROPERTIES TRUST

 Notes to Unaudited Pro Forma Consolidated Financial Statements and Other Data -
                                    continued
                             (dollars in thousands)

                                   Other Data
              Consolidated Income Statement Adjustments - continued

U. Represents interest on the credit line borrowings to be made in connection with the transactions described in Note I above, at LIBOR plus contractual spreads for the entire periods presented. The average applicable LIBOR rate was 5.7% for the year ended December 31, 1997 and 5.6% for the nine months ended September 30, 1998.

V. Represents the estimated impact of the transactions described in Note I above, on general and administrative expenses of the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          HOSPITALITY PROPERTIES TRUST



                                          By:  /s/ Thomas M. O'Brien
                                               -----------------------------
                                               Thomas M. O'Brien, Treasurer and
                                               Chief Financial Officer

Date: December 4, 1998